June 2026

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “will,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are based on assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including the possibility of increases in FDIC insurance rates and assessments, changes in the review and regulation of bank mergers, or increases or changes in banking and consumer protection regulations, that may adversely affect the Company’s business and strategies; 4) Risks related to overall economic conditions, including the impact on the economy of an uncertain interest rate environment, inflationary pressures, recently passed legislation and the potential for significant additional changes in economic and trade policies in the current administration; 5) Risks to the Company’s business and the business of the Company’s customers arising from current or future tariffs or other trade restrictions, labor or supply chain issues, change in labor force, or geopolitical instability, including the wars in Iran and Ukraine, further conflicts in the Middle East, and potential for future conflicts or disruptions in other parts of the world; 6) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate acquisitions; 7) Costs or difficulties related to the completion and integration of future or recently completed acquisitions; 8) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 9) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 10) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 11) Changes in the competitive landscape, including as may result from new market entrants, additional competition from internet-based financial institutions operating nationally, or further consolidation in the financial services industry, resulting in increased competition, including the creation of larger competitors with greater financial resources; 12) Risks presented by public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 13) Risks related to rapidly evolving artificial intelligence technologies; 14) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 15) Material failure, potential interruption or breach in security of the Company’s systems or changes in technology which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 16) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 17) Success in managing risks involved in any of the foregoing; and 18) Effects of any reputational damage to the Company resulting from any of the foregoing.

Geographically diversified footprint across Mountain West and Southwestern U.S. markets $30B+ balance sheet Best-in-class technology Centralized risk, compliance, and data governance Backed by: Streamlined under 1 banking charter and 1 technology platform

Our ongoing mission is to be the premier banking franchise in the Mountain West and Southwest, delivering community bank values with big bank capabilities. We will continue to position the company as the acquirer of choice among community banks, the employer of choice within each of our communities and the bank of choice for all customers.

Differentiated, scalable community banking platform Attractive footprint in high-growth U.S. markets Strong team of division presidents with deep institutional and local market knowledge High-quality balance sheet anchored by low-cost, stable core deposits and superior credit quality Balanced growth strategy focused on both organic and future M&A Track record of resilient financial performance and shareholder returns

18 separately-branded bank divisions across nine states $4.3 billion Shareholder equity $21.4 billion Total Loans $31.6 billion Total Assets $24.7 billion Total Deposits Founded in 1955 282 banking offices $97.9 million Quarterly Net Income $21.81 Tangible Book Value (TBV) per share A unique and differentiated community banking platform focused on the Mountain West and Southwest, with significant opportunities for future growth

A powerful, local operating model … … backed by Glacier’s scale and unique capabilities Tailored community banking Local decision-making informed by market expertise Better decisions lead to better outcomes A consistent operating framework enables each division to tailor pricing, products, and outreach while maintaining enterprise-wide discipline. Local bankers are empowered to make decisions based on firsthand market knowledge, not distant models or committees. Higher-quality underwriting, stronger customer relationships, and faster execution support superior credit quality and deposit stability. Best-in-class technology Centralized risk, compliance, and data governance Proven operating and integration playbook Modern platforms equip local bankers with the tools, data, and insights of a scaled institution, enabling proactive, timely outreach. Strong enterprise controls support growth, regulatory rigor, and seamless M&A integration. A repeatable model enables Glacier to execute organic growth and disciplined acquisitions across new and existing markets.

What Customers Value Most: Local, in-person relationships Decision-makers who understand their business Responsive, experienced teams Modern technology without losing the human touch Competitive pricing and products Their service has been exceptional compared to the “big box” banks we used before. What stands out most is the genuine personalized service you get from an actual community bank. Staff know us by name, not just our accounts. They know our businesses, our operations, and the challenges we face.” – First Bank of Montana customer (Lewistown, MT) I’d much rather be working on growing my business and not worrying about banking issues. Not only does the team at Collegiate Peaks Bank save me a tremendous amount of time, but I know they have my best interests at heart.” – Collegiate Peaks customer (Denver, CO)

Above-average population growth Favorable and diversified economic growth • Operating in regions consistently outpacing U.S. population growth • Utah, Idaho, Texas1 among the fastest-growing states in the country • Population inflows support household formation and small-business creation 3.9% Mountain West2 5.6% Southwest2 ’26 – ’31E Population Growth Compared to 0.3% total U.S. growth3 Economies are diversified across: • Industry diversification supports resilience across economic cycles • Above-average GDP growth across core operating states • Robust job and employment growth Healthcare Professional Services Manufacturing Energy/Agriculture

18 Years average tenure of Division Presidents 33 Years of average industry experience among Division Presidents Joining the Glacier Family of Banks was an enormous boost to our bank. It allowed us to have access to the resources of a $30 billion organization, while still providing timely local decision making and personalized service that our customers expect. The partnership has allowed us to grow our business significantly over the last few years.“ – President, Foothills Bank

Interest-Bearing Deposit Costs Well Below Peer Average Attractive Value Proposition Granular and Stable Diversified Deposit Base • Convenient, community-based branch network • Low-cost, competitively priced products and solutions • High-quality, relationship-driven service model • Limited reliance on wholesale or concentrated funding • ~756K Retail accounts with $12K average balance • ~187K Commercial accounts with $65K average balance • 46% Retail; 45% Commercial; 9% Public • 72% in rural markets; 28% in metro markets • Balanced funding across industries, geographies, and customer types • Limited reliance on any single depositor or segment

Net Charge Offs as a % of Total Loans Provision for Credit Losses ACL as a % of Total Loans NPAs as a % Total Assets

Since 2000 Since 2015 (Ten Years)

Glacier is an acquirer of choice We purchase Good Banks in Good Markets with Good People Seller friendly • Attractive to seller • Strong valuations drives attractive returns Ability to maintain brand and people High degree of certainty that the deal will close GBCI offers a premium currency Successful execution through diverse markets and regulatory environments There is no better merger partner for a community bank than Glacier Bancorp. Glacier preserves local brands, leadership, and decision-making while investing in long-term growth. Since joining Glacier, we’ve doubled our growth and profitability in just two years, and we couldn’t be more pleased with our decision. – CEO, WHEATLAND BANK

Total Population: 46.0M Banks Between $500M – $10B: 196 Total Deposits Excl. Top 42: $820B Total Deposits: $1.6T Total Population: 24.7M Banks Between $500M – $10B: 58 Total Deposits Excl. Top 42: $442B Total Deposits: $700B SouthwestMountain West Total Assets of Target Banks S.W. TotalOKTXNMAZM.W. TotalWYUTNVMTIDEastern WA CO 992665622654041111$500MM - $1.0B 79175750252634325$1.0B - $3.5B 182160070401101$3.5B - $10.0B 1964513811258714395317Total Southwest Region Glacier achieving leading market share throughout: 16 Divisions / 228 Locations1 Significant Glacier growth opportunity: 2 Divisions / 54 Locations1 Mountain West Region Southwest Region Business Friendly In-Migration Stable, Growing Economies Business Friendly In-Migration Stable, Growing Economies

Deepen relationships within the existing customer base by continuing to offer high value easily accessible solutions Increase market share in communities already served by leveraging strong local brands, convenient branch locations, and established customer relationships Expand relationship-based commercial and small-business lending as local economies and customers grow Grow stable core deposits by focusing on primary operating accounts rather than rate-driven balances Leverage GBCI’s leading technology and digital capabilities to improve customer acquisition, onboarding, and service efficiency within existing markets Benefit from industry consolidation and win customers from market disruption

Well-respected, high-performing community bank model Low-cost, stable core deposit base Consistent strong credit quality across cycles Durable earnings and margin resilience Strong customer relationships and high levels of repeat business Above-average organic growth within core markets Win customers through market disruption and industry consolidation Disciplined, repeatable M&A execution Sustainable capital returns to shareholders Division Model M&A Strategy Execution & Leadership

Certain financial measures and ratios the Company presents are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). The Company refers to these financial measures and ratios as “non-GAAP financial measures.” A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is provided within this presentation. The Company considers the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. The Company believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain income or intangible items that the Company believes are not indicative of its primary business operating results. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and investors should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures presented may differ from non-GAAP financial measures used by the Company’s peers or other companies. The Company compensates for these differences by providing the equivalent GAAP measures whenever the Company presents the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance.

Operating Diluted EPS (non-GAAP) 1 2Q26 operating diluted EPS of $0.76 compared to $0.57 in 2Q25 Operating diluted EPS increased 58% from 3Q24 through 2Q26, reflecting sustained earnings momentum

2Q26 operating net income increased $32.0 million compared to 2Q25 Operating Net Income (non-GAAP) 1 2Q26 operating net income increased $44.8 million compared to 3Q24

2Q26 Core NII of $277 million compared to $209 million in 2Q25, an increase of 33% 2Q26 Core NIM of 3.86% compared to 3.18% in 2Q25, an increase of 68 basis points Core Net Interest Income (NII) and Core Margin (NIM) 1

2Q26 Operating Efficiency Ratio of 56.2% compared to 61.2% in 2Q25 Operating Efficiency Ratio (non-GAAP) 1

Operating Return on Assets (ROA) (non-GAAP) 1 Operating Return on Tangible Equity (ROTE) (non-GAAP) 1

Asset Trends 2Q26 Total Assets of $31.6 billion compared to $29.0 billion in 2Q25

Available Liquidity of $16.4 Billion at June 30, 2026 $10.9 Billion • $8.2 billion in available borrowing capacity • Federal Reserve: $2.3 billion • FHLB: $5.4 billion • Correspondent banks: $0.5 billion • $1.6 billion of unpledged marketable securities • Cash of $1.1 billion • Access to brokered deposits: $4.7 billion • Over-pledged marketable securities: $0.8 billion Ready access to liquidity totaling $5.5 Billion Additional liquidity totaling

Deposit Composition as of 6/30/2026Deposit Granularity Composition Mix Relationship Length • Retail: 755,965 accounts ; average balance = $12,004 • Commercial: 186,937 accounts ; average balance = $64,612 • Weighted average relationship age: 16 years Rural Metro

Loan Composition as of 6/30/2026 Loan Balance by State as of 6/30/2026

Diversified and Low Risk Portfolio Total CRE by Occupancy Type as of 6/30/2026 CRE Balance by State • Owner occupied: $3.9 billion (18% of loan portfolio) • Non-owner occupied: $5.2 billion (24% of loan portfolio) • Small average loan balance spread over a wide geographic diversification • $957 thousand average loan balance • Geographically dispersed across 9 states • 57% average LTV • 0.31% past due rate • 0.28% non-performing • 98% of loans have recourse through guaranties 31

Investment Portfolio Trends $1.7 billion of cashflow expected in 2026 Composition as of 6/30/2026

Dividend HistoryCore Focus Areas: M&A Shareholder Returns via Dividends Organic Growth The Company has declared 165 consecutive quarterly dividends

Non-GAAP Financial Measures and Reconciliations

(Dollars in thousands)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Net Income	$ 97,862	82,144	63,779	67,900	52,781	54,568	61,754	51,055
Operating adjustments								
(Gain) loss on securities	-	-	-	-	-	-	-	(26)
BOLI proceeds	(63)	(776)	(1,601)	(251)	-	(1,114)	(1)	-
Individual OREO sale	-	-	-	-	-	-	-	(1,200)
Acquisition-related compensation	2,462	2,775	2,946	641	544	251	375	343
Lease terminations	-	200	1,101	-	-	-	-	-
FDIC special assessment	-	(87)	(827)	-	-	(219)	-	-
Loss (gain) on fixed assets	(2,618)	445	1,918	928	(1,612)	(1,010)	(1,975)	(586)
Acquisition ACL expense	-	-	27,247	-	16,693	-	-	3,601
Acquisition-related expense	1,590	8,907	5,802	6,975	3,231	587	491	1,916
Tax impact	(341)	(3,028)	(9,446)	(2,121)	(4,699)	267	277	(1,013)
Net operating adjustments	1,030	8,436	27,140	6,172	14,157	(1,238)	(833)	3,035
Operating net income (non-GAAP)	$ 98,892	90,580	90,919	74,072	66,938	53,330	60,921	54,090
Earnings Per Share								
Weighted average diluted common shares outstanding	130,346,888	130,242,765	130,145,104	118,628,434	116,890,776	113,546,365	113,541,026	113,473,107
Diluted earnings per share	$0.75	$0.63	$0.49	$0.57	$0.45	$0.48	$0.54	$0.45
Operating diluted EPS (non-GAAP)	$0.76	$0.70	$0.70	$0.62	$0.57	$0.47	$0.54	$0.48

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Non-GAAP Financial Measures and Reconciliations – continued

(Dollars in thousands)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Core Net Interest Margin								
Net interest income (tax equivalent)	$ 280,016	272,383	269,618	228,835	211,081	193,400	195,449	184,225
Purchase accounting	(3,832)	(5,140)	(4,628)	(2,310)	(2,103)	(3,361)	(2,976)	(2,964)
Non-accrual loan (recovery) reversal	825	(42)	(693)	(104)	190	14	(238)	18
Core net interest income (tax equivalent) (non-GAAP)	$ 277,009	267,201	264,297	226,421	209,169	190,053	192,235	181,280
Average earning assets	$28,793,343	29,078,665	29,842,441	26,815,927	26,401,636	25,830,807	26,199,090	25,866,121
Net interest margin	3.90%	3.80%	3.58%	3.39%	3.21%	3.04%	2.97%	2.83%
Core net interest margin (non-GAAP)	3.86%	3.73%	3.51%	3.35%	3.18%	2.98%	2.92%	2.79%
Return on Assets								
Total average assets	$31,471,036	31,763,040	32,488,145	28,987,367	28,473,109	27,779,463	28,191,861	27,795,632
Operating net income (non-GAAP)	$ 98,892	90,580	90,919	74,072	66,938	53,330	60,921	54,090
Return on assets	1.25%	1.05%	0.78%	0.93%	0.74%	0.80%	0.87%	0.73%
Operating return on assets (non-GAAP)	1.26%	1.16%	1.11%	1.01%	0.94%	0.78%	0.86%	0.77%

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Non-GAAP Financial Measures and Reconciliations – continued

(Dollars in thousands)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Return on Tangible Equity								
Total average stockholders' equity	$ 4,300,655	4,261,081	4,185,720	3,581,295	3,456,149	3,267,444	3,222,565	3,204,203
Less: goodwill and intangible asset, net	(1,476,292)	(1,481,187)	(1,444,364)	(1,184,370)	(1,153,466)	(1,100,801)	(1,104,362)	(1,092,632)
Tangible stockholders' equity (non-GAAP)	$ 2,824,363	2,779,894	2,741,356	2,396,925	2,302,683	2,166,643	2,118,203	2,111,571
Operating net income (non-GAAP)	$ 98,892	90,580	90,919	74,072	66,938	53,330	60,921	54,090
Intangible amortization, net of tax	3,619	3,619	3,919	2,868	2,725	2,460	2,725	2,529
Tangible operating net income (non-GAAP)	$ 102,511	94,199	94,838	76,940	69,663	55,790	63,646	56,619
Return on tangible equity	14.41%	12.51%	9.80%	11.71%	9.67%	10.67%	12.11%	10.10%
Operating return on tangible equity (non-GAAP)	14.56%	13.74%	13.73%	12.74%	12.13%	10.44%	11.95%	10.67%

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Non-GAAP Financial Measures and Reconciliations – continued

(Dollars in thousands)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Efficiency Ratio								
Non-interest expense	$ 186,700	200,529	194,557	167,783	155,119	151,318	140,965	144,708
OREO expense	(60)	(16)	(134)	(65)	(13)	(18)	(13)	(1)
Intangible amortization	(4,799)	(4,799)	(5,180)	(3,813)	(3,624)	(3,270)	(3,613)	(3,367)
Total expenses	$ 181,841	195,714	189,243	163,905	151,482	148,030	137,339	141,340
Operating expense adjustments (pre-tax) [1]	(1,434)	(12,240)	(10,941)	(8,545)	(2,163)	391	1,109	(1,674)
Total operating non-interest expense (non-GAAP)	$ 180,407	183,474	178,302	155,360	149,319	148,421	138,448	139,666
NII (tax equivalent)	$ 280,016	272,383	269,618	228,835	211,081	193,400	195,448	184,226
Non-interest income	41,101	38,082	40,447	35,352	32,944	32,642	31,549	34,704
Gain loss on sale of securities	-	-	-	-	-	-	-	(26)
OREO income	(110)	(35)	(39)	(35)	-	-	(1)	(1,200)
Total revenues	$ 321,007	310,430	310,026	264,152	244,025	226,042	226,996	217,704
Operating revenue adjustments (pre-tax) [1]	(63)	(776)	(1,601)	(251)	-	(1,114)	(2)	-
Total revenues (non-GAAP)	$ 320,944	309,654	308,425	263,901	244,025	224,928	226,994	217,704
Efficiency ratio	56.65%	63.05%	61.04%	62.05%	62.08%	65.49%	60.50%	64.92%
Efficiency ratio (non-GAAP)	56.21%	59.25%	57.81%	58.87%	61.19%	65.99%	60.99%	64.15%

[1] Operating adjustments are pre-tax adjustments that are reported in operating net income non-GAAP and excludes acquisition ACL expense adjustment.

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